UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2020

ANCHIANO THERAPEUTICS LTD.

(Exact name of registrant as specified in its charter)

State of Israel	001-38807	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Kiryat Hamada St., PO Box 45032 Jerusalem, Israel	9777401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +972 (2) 548-6555

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing five ordinary shares, no par value per share	ANCN	Nasdaq Capital Market
Ordinary shares, no par value per share	N/A	Nasdaq Capital Market*

* Not for trading; only in connection with the registration of American Depositary Shares.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.05	Costs Associated with Exit or Disposal Activities

The Board of Directors of Anchiano Therapeutics Ltd. (the “Company”) approved management’s recommendation to close the Company’s office and laboratories located in Israel. The decision to close the office and laboratories in Israel was made primarily due to the discontinuation of the Company’s Phase 2 Codex study as previously announced and is consistent with management’s stated intention of focusing the Company’s resources on its pan-RAS and PDE10/ß-catenin programs. Following the closure of the Israeli facilities, the Company’s sole office will continue to be located in Cambridge, Massachusetts.

The Company is in the process of estimating costs associated with the closure. After the Company is able to estimate such costs, the Company will report such costs in its periodic reports filed with the Securities and Exchange Commission. The Company expects the closure process to begin over the course of the next several weeks and conclude by April 30, 2020, during which it expects to incur the majority of the anticipated costs.

Item 7.01	Regulation FD Disclosure

On February 3, 2020, the Company made available on its website presentation materials containing certain information relating to the Company’s pan-RAS and PDE10/ß-catenin programs.

The information provided in Item 7.01 of this report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall the information or Exhibit 99.1 be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits

Exhibit	Description
99.1	Anchiano Therapeutics Investor Presentation dated February 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANCHIANO THERAPEUTICS LTD.

Date: February 3, 2020	By:	/s/ Dr. Frank G. Haluska
Name: Dr. Frank G. Haluska
Title: Chief Executive Officer